Rule 497(e)
File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT dated January 14, 2011
to the Statement of Additional Information dated April 30, 2010 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

Effective immediately, the section entitled “FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT” on page B-3 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

“FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT

First Great-West Life & Annuity Insurance Company (the "Company" or "First Great-West") (formerly known as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York.  It was qualified to do business on June 7, 1971.  The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado stock life insurance company.  GWL&A is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company.  Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-1 Series Account (the (“Series Account”) are the exclusive property of the Company.  Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission.  The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company.  The Company may from time to time transfer to its general account any of such excess amounts.  Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.”

This supplement must be accompanied by or read in conjunction with the current Statement of Additional Information, dated April 30, 2010. Please keep this supplement for future reference.